Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been primarily derived from the historical consolidated financial statements of MGC Diagnostics Corporation (“Company”) and MediSoft SA (“MediSoft”).

The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) of MGC Diagnostics Corporation for the nine months ended July 31, 2014 and the year ended October 31, 2013, give effect to the acquisition (as described below) as if it was consummated on November 1, 2012. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2014, gives effect to the acquisition as if it was consummated on July 31, 2014.

MediSoft’s fiscal year ends December 31. The Unaudited Pro Forma Condensed Consolidated Statement of Loss for the nine months ended July 31, 2014 includes the MediSoft results for the seven months ended July 31, 2014 and the two months ended December 31, 2013 derived from the historical statements included herein for the year ended December 31, 2013. The Pro Forma Condensed Consolidated Statement of Income (Loss) for the year ended October 31, 2013 includes the MediSoft results for the year ended December 31, 2013. The Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2014 includes the balance sheet of MediSoft adjusted to reflect the preliminary purchase price allocation as of August 1, 2014, the closing date of the acquisition. There were no significant transactions outside the ordinary course of business for MediSoft in the months ended December 31, 2013 and July 31, 2014.

On August 1, 2014, the Company completed the acquisition of MediSoft and its French, Italian and German subsidiaries, through the Company’s newly established wholly owned subsidiary, MGC Diagnostics Belgium S.P.R.L., a private limited liability company. The Company paid €5,800,000 ($7,771,000) and granted warrants to purchase 168,342 shares of the Company’s stock at $7.96 per share (valued at $421,000) for all outstanding shares of MediSoft. The Company paid cash of approximately $2,295,000 to the debt holders to repay all of the outstanding indebtedness of MediSoft, with the remainder, approximately $5,476,000, paid to MediSoft shareholders.

The historical consolidated financial information has been adjusted in the pro forma financial statements to give effect to pro forma events that are: (i) directly attributable to the merger, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined results of the Company and MediSoft.

The pro forma financial statements do not reflect any cost savings or associated costs to achieve such savings from operating efficiencies, synergies, utilization of MediSoft net operating loss carryforwards or other restructuring that may result from the acquisition.

In addition, the pro forma effects of debt financing obtained in connection with the purchase are included in the following pro forma statements.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the pro forma statements.

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The pro forma financial statements have been presented for illustrative purposes only and do not reflect the impact of potential synergies. Therefore, the pro forma financial statements are not indicative of the results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations or financial position of the combined company. The following information is only for the limited purpose of presenting what the results of operations and financial position of the combined businesses of the Company and MediSoft might have looked like had the merger taken place at an earlier date and should not be relied on for any other purpose.

The following pro forma financial statements should be read in conjunction with:

•	the accompanying notes to the pro forma financial statements;
•	the separate historical consolidated financial statements of MGC Diagnostics Corporation as of and for the year ended October 31, 2013, included in the Company’ Form 10-K filed with the SEC;
•	the separate historical consolidated financial statements of MGC Diagnostics Corporation as of and for the nine months ended July 31, 2014, included in the Company’ Form 10-Q filed with the SEC; and
•	the separate historical consolidated financial statements of MediSoft and subsidiaries for the year ended December 31, 2013, included herein;

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MGC Diagnostics Corporation and Subsidiaries
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of July 31, 2014
(in thousands)

	As of July 31, 2014
	As Reported	Acquisition of MediSoft SA and Subsidiaries	Pro Forma Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$15,353	$133	$(7,771	) d	$7,715
Accounts receivable, net	4,736	1,126	—		5,862
Inventories, net	5,024	665	—		5,689
Prepaid expenses and other current assets	1,367	114	—		1,481
Total current assets	26,480	2,038	(7,771)		20,747

Property and equipment, net of accumulated depreciation	1,034	2,681	—		3,715
Intangible assets, net	2,605	2,252	—		4,857
Goodwill	—	3,224	—		3,224
Other non-current assets	58	14	—		72
Total Assets	$30,177	$10,209	$(7,771)		$32,615
Liabilities and Shareholders’ Equity
Current Liabilities:
Accounts payable	$2,922	$1,110	$91	e	$4,123
Employee compensation	1,134	523	—		1,657
Deferred revenue	3,450	79	—		3,529
Current portion of long-term debt	800	—	—		800
Other current liabilities and accrued expenses	646	58	—		704
Total current liabilities	8,952	1,770	91		10,813
Long-term liabilities:
Long-term debt, less current portion	3,200	—	—		3,200
Long-term deferred revenue and other	2,685	—	—		2,685
Deferred tax liability	—	247	—		247
Total Liabilities	14,837	2,017	91		16,945
Commitments and Contingencies
Shareholders’ Equity:
Common stock	420	—	—		420
Additional paid-in capital	22,935	8,192	(7,771	) d	23,356
Accumulated deficit	(7,995)	—	(91	) e	(8,086)
Accumulated other comprehensive loss	(20)	—	—		(20)
Total Shareholders’ Equity	15,340	8,192	(7,862)		15,670
Total Liabilities and Shareholders’ Equity	$30,177	$10,209	$(7,771)		$32,615

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MGC Diagnostics Corporation and Subsidiaries
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
Nine months ended July 31, 2014
(in thousands, except per share amounts)

	Nine months ended July 31, 2014
	As Reported	Acquisition of MediSoft SA and Subsidiaries	Pro Forma Adjustments		Pro Forma
Revenues
Equipment, supplies and accessories revenues	$15,737	$5,220	$—		$20,957
Service revenues and other income	4,591	—	—		4,591
	20,328	5,220	—		25,548
Cost of revenues
Cost of equipment, supplies and accessories revenues	7,435	3,088	(17	) a	10,506
Cost of service revenues	1,513	—	—		1,513
	8,948	3,088	(17)		12,019
Gross margin	11,380	2,132	17		13,529
Operating expenses:
Selling and marketing	5,902	1,069	(11	) a	6,960
General and administrative	4,160	623	(964	) a,b	3,819
Research and development	2,014	546	1	a	2,561
Amortization of intangibles	20	—	212	a	232
	12,096	2,238	(762)		13,572
Operating loss	(716)	(106)	779		(43)
Interest expense (income), net	4	189	(28	) f	165
Foreign currency loss	58	—	—		58
Loss before taxes	(778)	(295)	807		(266)
Provision for (benefit of) taxes	46	(39)	—		7
Net loss	$(824)	$(256)	$807		$(273)

Loss per share:
Basic	$(0.20)				$(0.07)
Diluted	$(0.20)				$(0.07)
Weighted average common shares outstanding:
Basic	4,162		—	c	4,162
Diluted	4,162		—	c	4,162
Dividends declared per share	$—				$—

*Note that any reduction of loss attributable to minority interest has been ignored herein, since the minority interest was displaced in anticipation of the acquisition transaction.

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MGC Diagnostics Corporation and Subsidiaries
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
Year ended October 31, 2013
(in thousands, except per share amounts)

	Year ended December 31, 2013
	As Reported	Acquisition of MediSoft SA and Subsidiaries	Pro Forma Adjustments		Pro Forma
Revenues
Equipment, supplies and accessories revenues	$26,516	$6,268	$—		$32,784
Service revenues and other income	5,124	—	—		5,124
	31,640	6,268	—		37,908
Cost of revenues
Cost of equipment, supplies and accessories revenues	12,423	3,242	(23	) a	15,642
Cost of service revenues	1,511	—	—		1,511
	13,934	3,242	(23)		17,153
Gross margin	17,706	3,026	23		20,755
Operating expenses:
Selling and marketing	9,256	1,588	(15	) a	10,829
General and administrative	4,762	1,003	(14	) a	5,751
Research and development	2,241	732	2	a	2,975
Amortization of intangibles	21	9	283	a	313
	16,280	3,332	256		19,868
Operating income (loss)	1,426	(306)	(233)		887
Interest expense (income), net	(1)	90	125	f	214
Other (income)	—	(298)			(298)
Income (loss) before taxes	1,427	(98)	(358)		971
Provision for taxes	70	5			75
Net income (loss)	$1,357	$(103)	$(358)		$896

Income (loss) per share:
Basic	$0.34				$0.23
Diluted	$0.34				$0.22
Weighted average common shares outstanding:
Basic	3,982		—	c	3,982
Diluted	4,045		—	c	4,045
Dividends declared per share	$0.45				$0.45

*Note that any reduction of loss attributable to minority interest has been ignored herein, since the minority interest was displaced in anticipation of the acquisition transaction.

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MGC Diagnostics Corporation and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF INCOME (LOSS)

Note 1 – Description of the Transaction

On August 1, 2014, the Company completed the acquisition of MediSoft and its French, Italian and German subsidiaries, through the Company’s newly established wholly owned subsidiary, MGC Diagnostics Belgium S.P.R.L., a private limited liability company. The Company paid €5,800,000 ($7,771,000) and granted warrants to purchase 168,342 shares of the Company’s stock at $7.96 per share (valued at $421,000) for all outstanding shares of MediSoft. The Company paid cash of approximately $2,295,000 to the debt holders to repay all of the outstanding indebtedness of MediSoft, with the remainder, approximately $5,476,000, paid to MediSoft shareholders.

Note 2 – Basis of Pro Forma Presentation

The pro forma statements of income (loss) for the nine months ended July 31, 2014 and the year ended October 31, 2013, give effect to the acquisition as if the acquisition was consummated on November 1, 2012, in each case. The pro forma balance sheet as of July 31, 2014, gives effect to the acquisition as if it was consummated on July 31, 2014.

The pro forma financial statements have been derived from the historical consolidated financial statements of MGC Diagnostics Corporation and MediSoft. Assumptions and estimates underlying the pro forma adjustments are described in these notes, which should be read in conjunction with the pro forma financial statements. The pro forma financial statements have been prepared based upon preliminary estimates and assumptions and the final amounts recorded as of the date of the acquisition may differ materially from the information presented.

MediSoft’s fiscal year ended December 31. The pro forma statement of loss for the nine months ended July 31, 2014 includes the MediSoft results for the seven months ended July 31, 2014 and the two months ended December 31, 2013, derived from the audited statements included herein for the year ended December 31, 2013. The pro forma statement of income (loss) for the year ended October 31, 2013 includes the MediSoft results for the year ended December 31, 2013. The pro forma balance sheet as of July 31, 2014 includes the balance sheet of MediSoft adjusted to reflect the preliminary purchase price allocation as of August 1, 2014, the closing date of the acquisition. There were no significant transactions outside the ordinary course of business for MediSoft in the months ended December 31, 2013 and July 31, 2014.

The total purchase price was $8,191,742, which was calculated as follows:

Cash paid to pay off existing MediSoft debt holders	$2,295,615
Cash paid to selling shareholders	5,475,225
7,770,840
Fair value of warrants granted to selling shareholders	420,902
Total purchase price	$8,191,742

Under United States Generally Accepted Accounting Principles (“GAAP”), the purchase price has been allocated to the fair values of the assets acquired and the liabilities assumed. For the purpose of measuring the estimated fair value of the assets acquired and the liabilities assumed, the Company has applied the accounting guidance for fair value measurements in Accounting Standards Codification Topic 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer in an orderly transaction between market participants as of the measurement date, which, in this case, is the closing date of the acquisition. This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result, the pro forma financial statements may record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the Company’s intended use of those assets. Many fair value measurements can be highly subjective and it is also possible that others applying reasonable judgment to the same facts and circumstances could develop and support a range of alternative estimated amounts.

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The pro forma financial statements also reflect the $4,000,000 term loan proceeds received on July 24, 2014, when the Company entered into a credit agreement (“Agreement”) with BMO Harris Bank NA (“Bank”).

The Agreement includes a $4.0 million term loan and $3.0 million revolving credit facility that includes a $500,000 sub-limit for the issuance of standby and commercial letters of credit. The term loan, which bears interest at a floating rate currently equal to 5.0%, is payable in equal monthly principal installments of $67,000 over a five-year period ending July 24, 2019. The Company used the term loan proceeds of $4,000,000 in connection with its acquisition of MediSoft.

Note 3 – Allocation of Purchase Price to Assets Acquired and Liabilities Assumed

The following is the preliminary allocation of fair values to the assets acquired and the liabilities assumed by the Company in the acquisition, reconciled to the purchase price:

(in thousands)	Preliminary Fair Value
ASSETS:
Current Assets:
Cash and cash equivalents	$133
Accounts receivable	1,126
Inventories	665
Prepaid expenses and other current assets	114
Total current assets	2,038

Property and equipment	2,681
Goodwill	3,224
Intangible assets	2,252
Other non-current assets	14
Total Assets	$10,209
LIABILITIES AND EQUITY:
Current Liabilities:
Accounts payable	$1,110
Employee compensation	523
Deferred revenue	79
Other current liabilities and accrued expenses	58
Total current liabilities	1,770
Deferred tax liability	247
Total Liabilities	2,017
Purchase Price	$8,192

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Note 4 – Adjustments to Pro Forma Financial Statements

Adjustments Related to Acquisition only:

Adjustments to Pro Forma Statements of Income (Loss)

(a)	Depreciation and amortization adjustments reflect the allocation of fair value of the acquired tangible fixed assets and the separately identifiable intangible assets with finite lives (other than goodwill) which are expected to increase (decrease) the expense reflected in the historic income (loss) of the MediSoft operation in the following categories of expenses:

(in thousands)	Nine months ended July 31, 2014	Year ended October 31, 2013

Cost of equipment, supplies and accessories	$(17)	$(23)
Selling and marketing	(11)	(15)
General and administrative	(10)	(14)
Research and development	1	2
Amortization	212	283
	$175	$233

(b)	Elimination of costs included in Company general and administrative expenses directly related to the acquisition transaction totaling $954,000.
(c)	Assumed warrant exercises of 168,342 shares at $7.96 per share less treasury stock method repurchases at the average stock price of $10.71 totaling 125,126 shares for the nine months ending July 31, 2014. However, given the loss for the period, the incremental shares are excluded from the earnings per share calculation as they are considered anti-dilutive. The average stock price of $7.68 for the year ended October 31, 2013 makes these warrants anti-dilutive and, as such, the effects of the warrants are excluded from the earnings per share calculation.

Adjustments to Pro Forma Balance Sheet

(d)	Cash paid to MediSoft debt holders and shareholders totaling $7,771,000.
(e)	Estimated accrued future expenses directly related to the acquisition transaction totaling $91,000.

Adjustments Related to Acquisition Related Borrowing Costs:

Adjustments to Pro Forma Statements of Income (Loss)

(f)	Incremental cash interest expense, calculated at 5% of $4,000,000 for the periods reported, amortization of deferred financing costs (totaling $71,000), and foregone interest income on $3,771,000 of cash equivalent securities used in the acquisition, less historic interest expense of MediSoft, is as follows:

(in thousands)	Nine months ended July 31, 2014	Year ended October 31, 2013

Interest on new borrowing-cash	$150	$200
Amortization of deferred financing costs	11	14
Foregone interest earnings	—	1
Historic interest expense of MediSoft	(189)	(90)
	$(28)	$125

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